SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 2009



                           PARAGON TECHNOLOGIES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


      DELAWARE                     1-15729                        22-1643428
---------------------          ---------------                ------------------
  (State or Other                (Commission                   (I.R.S. Employer
   Jurisdiction                      file                       Identification
of Incorporation or                 number)                         Number)
   Organization)



                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (610) 252-3205
                    ----------------------------------------
              (Registrant's telephone number, including area code)

This Current Report on Form 8-K is filed by Paragon Technologies, Inc., a Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing
---------         -------------------------------------------------------------
                  Rule or Standard; Transfer of Listing
                  -------------------------------------

    The information under this caption is furnished by Paragon
Technologies, Inc. in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    On April 30, 2009, the Company filed with the NYSE Amex and the Securities and Exchange Commission (the "SEC") a Form 25 relating to the delisting and deregistration of its common stock. Accordingly, the Company anticipates that trading of its common stock on the NYSE Amex may be suspended on April 30, 2009 and that its common stock will be delisted from the NYSE Amex on or about May 11, 2009, and on or about that date the Company will file with the SEC a Form 15, Notice of Termination and Suspension of Duty to File, to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    When the Form 15 has been filed, the Company's obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects that the deregistration of its common stock will become effective 90 days after the date the Form 15 is filed with the SEC. The Company is eligible to deregister its common stock because it has fewer than 300 stockholders of record.

    Following the delisting and deregistration of the Company's common stock, it is expected that trading of the Company's common stock by continuing stockholders may be effected through privately negotiated transactions or, if the Company qualifies, in the Pink Sheets (a centralized quotation service that collects and publishes market maker quotes for securities). The Company has engaged a market maker who has applied for the quotation of the Company's common stock in the Pink Sheets. The Company has been working with the market maker to have the quotation in the Pink Sheets effective as soon as reasonably possible.

    If the Company's common stock is listed and traded in the Pink Sheets, the Company intends to try to comply with rules permitting its common stock to be continuously quoted and traded in the Pink Sheets. However, there is no assurance that either the Company or a market maker will comply with such rules. More information about the Pink Sheets can be obtained from its website at http://www.pinksheets.com.
-------------------------

    The Company's Board of Directors previously authorized the delisting and deregistration of the Company's common stock after concluding that the consequences of remaining an SEC-reporting company, including the significant costs associated with regulatory compliance, outweighed the current benefits of public company status to the Company and its stockholders.

    A copy of the press release announcing the Company's voluntary delisting and deregistration of its common stock is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits
----------        ---------------------------------

    The following exhibit is filed with this Form 8-K:

(c) Exhibits

Exhibit Number                        Description
--------------                        -----------

    99.1 Press Release dated April 30, 2009 announcing the Company's voluntary delisting and deregistering of its common stock.

                                   Signatures
                                   ----------

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    PARAGON TECHNOLOGIES, INC.


Date:  April 30, 2009               By:     /s/ Leonard S. Yurkovic
                                         ------------------------------------
                                              Leonard S. Yurkovic
                                              Acting CEO

Exhibit Index
-------------

Exhibit Number                            Description
--------------                            -----------

    99.1 Press Release dated April 30, 2009 announcing the Company's voluntary delisting and deregistering of its common stock.